UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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FIDELITY BANCORP, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                                                                      1009 Perry Highway • Pittsburgh, PA  15237-2105
                                                                                                                Telephone 412/367-3300  •  Fax 412/364-6504

January 8, 2010

Dear Stockholder:

On behalf of the Board of Directors and management of Fidelity Bancorp, Inc., I cordially invite you to attend our 2010 Annual Meeting of Stockholders which will be held at the Perrysville Branch of Fidelity Bank, PaSB, 1009 Perry Highway, Pittsburgh, Pennsylvania on Tuesday, February 9, 2010, at 5:00 p.m., eastern time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business we expect to act upon at the Annual Meeting. During the Annual Meeting, I will report on our operations. Our directors and officers will be present to respond to any questions you may have.

Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. I encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible. The failure to return your proxy could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is provided for your convenience. Returning your proxy will not prevent you from voting in person, but will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for any reason that you want to change your vote at that time, you will be able to do so. If you are planning to attend the Annual Meeting, please let us know by marking the appropriate box on the proxy card.

Your continued interest in our Company is sincerely appreciated.

Very truly yours,

/s/ Christopher S. Green

Christopher S. Green

Chairman of the Board

FIDELITY BANCORP, INC.

1009 Perry Highway

Pittsburgh, Pennsylvania 15237

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 9, 2010

NOTICE IS HEREBY GIVEN that the 2010 Annual Meeting of Stockholders of Fidelity Bancorp, Inc. (the “Company”) will be held at the Perrysville Branch of Fidelity Bank, PaSB, 1009 Perry Highway, Pittsburgh, Pennsylvania on Tuesday, February 9, 2010, at 5:00 p.m., eastern time, for the following purposes:

(1)	To elect three directors;

(2)	To approve a non-binding advisory resolution on executive compensation; and

(3)	To transact any other business that may properly come before the Annual Meeting.

Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Other than procedural matters, the Board of Directors is not aware of any other business to come before the Annual Meeting. Stockholders of record at the close of business on December 16, 2009 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

A copy of our Annual Report to Stockholders for the fiscal year ended September 30, 2009 is enclosed.

Your vote is very important, regardless of the number of shares you own. We encourage you to vote by proxy so that your shares will be represented and voted at the Annual Meeting even if you cannot attend in person. All stockholders of record can vote by written proxy card. To obtain directions to the Annual Meeting and vote in person, please call 412-367-3300. However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Annie G. McGrath

ANNIE G. MCGRATH

SECRETARY

Pittsburgh, Pennsylvania

January 8, 2010

Important Notice Regarding Internet

Availability of Proxy Materials

For the Shareholder Meeting to be

Held on February 9, 2010

The Proxy Statement and Annual Report to

Stockholders are available at

www.fidelitybancorp-pa.com/proxy.asp.

FIDELITY BANCORP, INC.

1009 Perry Highway

Pittsburgh, Pennsylvania 15237

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

FEBRUARY 9, 2010

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Fidelity Bancorp, Inc. (the “Company”) to be used at the Annual Meeting of Stockholders which will be held at the Perrysville Branch of Fidelity Bank, PaSB, 1009 Perry Highway, Pittsburgh, Pennsylvania on Tuesday, February 9, 2010, at 5:00 p.m., eastern time, and at any adjournments or postponements thereof (the “Annual Meeting”). The accompanying Notice of Annual Meeting of Stockholders and proxy card and this Proxy Statement are first being sent to stockholders on or about January 8, 2010.

VOTING AND PROXY PROCEDURES

Who Can Vote at the Annual Meeting

You are only entitled to vote at the Annual Meeting if our records show that you held shares of our common stock, $0.01 par value (the “Common Stock”), as of the close of business on December 16, 2009 (the “Record Date”). If your shares are held by a broker or other intermediary, you can only vote your shares at the Annual Meeting if you have a properly executed proxy from the record holder of your shares (or their designee). As of the Record Date, a total of 3,046,510 shares of Common Stock were outstanding. Each share of Common Stock has one vote.

Voting by Proxy

The Board of Directors is sending you this Proxy Statement for the purpose of requesting that you allow your shares of Common Stock to be represented at the Annual Meeting by the persons named in the enclosed Proxy Card. All shares of Common Stock represented at the Annual Meeting by properly executed and dated proxies will be voted according to the instructions indicated on the Proxy Card. If you sign, date and return the Proxy Card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends a vote “FOR” each of its nominees for director and “FOR” approval of the non-binding advisory resolution on executive compensation.

If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the persons named in the Proxy Card will vote your shares as determined by a majority of the Board of Directors. If the Annual Meeting is postponed or adjourned, your Common Stock may be voted by the persons named in the Proxy Card on the new Annual Meeting dates as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the Annual Meeting.

You may revoke your proxy at any time before the vote is taken at the Annual Meeting. To revoke your proxy you must either advise the Company’s Secretary in writing before your Common Stock has been voted at the Annual Meeting, deliver a later-dated proxy, or attend the Annual Meeting and vote your shares in person. Attendance at the Annual Meeting will not in itself constitute revocation of your proxy.

If you hold your Common Stock in “street name,” you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this Proxy Statement.

Internet Access to Proxy Materials

Copies of this proxy statement and the 2009 Annual Report to Stockholders are available on the internet at www.fidelitybancorp-pa.com/proxy.asp. Stockholders can elect to receive future proxy statements and annual reports over the internet rather than in printed form. Stockholders of record can make this election by calling toll-free to 1 (800) 242-2500, sending an email to admin@fidelitybancorp-pa.com, or by following the instructions at www.fidelitybancorp-pa.com/proxy.asp. If you hold your shares in street name, please refer to the information provided by your broker, bank or other nominee for instructions on how to elect to access future proxy materials over the internet.

Participants in the Fidelity Bancorp, Inc. Employee Stock Ownership Plan

If you are a participant in the Fidelity Bancorp, Inc. Employee Stock Ownership Plan (the “ESOP”), you will receive a voting instruction form that reflects all shares you may vote under the ESOP. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustees, but each participant in the ESOP may direct the trustees on how to vote the shares of Common Stock allocated to his or her account. Unallocated shares and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustees as directed by the ESOP Committee. The deadline for returning your voting instruction form to the ESOP trustees is January 28, 2010.

Vote Required

The Annual Meeting can only transact business if a majority of the outstanding shares of Common Stock entitled to vote is represented at the Annual Meeting. If you return valid proxy instructions or attend the Annual Meeting in person, your shares will be counted for purposes of determining whether there is a quorum even if you withhold your vote or do not vote your shares at the Annual Meeting. Under Pennsylvania law, if a proxy casts a vote for a matter on the agenda, the shareholder represented by that proxy is considered present for purposes of a quorum.

In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or vote in favor of all nominees except nominees you specify as to which you withhold your vote. There is no cumulative voting in the election of directors. Directors must be elected by a plurality of the votes cast at the Annual Meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election. A broker non vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not have discretionary voting power with respect to the agenda item and has not received voting instructions from the beneficial owner.

In voting on the non-binding advisory resolution on executive compensation, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, this proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting. Broker non-votes and abstentions will not be counted as votes cast on the proposal and therefore will have no effect on the outcome of the voting on this proposal.

PRINCIPAL HOLDERS OF OUR COMMON STOCK

Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file reports regarding their beneficial ownership with the Securities and Exchange Commission. A person is the beneficial owner of any shares of Common Stock over which he or she has or shares voting or investment power or which he or she has the right to acquire at any time within 60 days from the Record Date. The following table sets forth information regarding all persons or groups known to the Company to beneficially own more than 5% of the Common Stock. Unless otherwise noted, the persons or groups listed below have sole voting and investment power with respect to the listed shares.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Common Stock

John W. Palmer Richard J. Lashley PL Capital, LLC PL Capital Advisors, LLC Goodbody/PL Capital, L.P. Goodbody/PL Capital, LLC Financial Edge Fund, L.P. Financial Edge – Strategic Fund, L.P. PL Capital/Focused Fund, L.P. 20 East Jefferson Avenue, Suite 22 Naperville, Illinois 60540	173,438(1)	5.69%

Fidelity Bancorp, Inc. Employee Stock Ownership Plan 1009 Perry Highway Pittsburgh, PA 15237	297,732(2)	9.77%

_______________

(1)

Includes 59,238 shares beneficially owned by Financial Edge Fund, L.P., 28,600 shares beneficially owned by Financial Edge – Strategic Fund, L.P., 29,600 shares beneficially owned by Goodbody/PL Capital, L.P. and 56,000 shares beneficially owned by PL Capital/Focused Fund, L.P. According to the statement on Schedule 13D filed by the reporting persons on January 9, 2009, Messrs. Palmer and Lashley are the managing members of PL Capital, LLC, PL Capital Advisors, LLC and Goodbody/PL Capital LLC, PL Capital, LLC is the general partner of Financial Edge Fund, L.P., Financial Edge – Strategic Fund, L.P. and PL Capital Focused Fund, L.P, PL Capital, LLC is the general partner of Goodbody/PL Capital, L.P, and PL Capital Advisors, LLC is the investment advisor to the Financial Edge Fund, L.P., Financial Edge – Strategic Fund, L.P., PL Capital Focused Fund, L.P. and Goodbody/PL Capital, L.P.

(2)

The Employee Stock Ownership Plan (“ESOP”), has shared voting and dispositive power over 297,732 shares of Common Stock. The Board of Directors has appointed a committee consisting of non-employee Directors Joanne Ross Wilder, Charles E. Nettrour, and Robert F. Kastelic to serve as the ESOP administrative committee (“ESOP Committee”) and to serve as the ESOP trustees (“ESOP Trustees”). The ESOP Committee or the Board instructs the ESOP Trustees regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received, will be voted by the ESOP Trustees as directed by the ESOP Committee. As of the Record Date, 248,114 shares have been allocated to participant accounts under the ESOP.

PROPOSAL I - ELECTION OF DIRECTORS

The Board of Directors currently consists of eight members, each of whom also serves as a director of our principal subsidiary, Fidelity Bank, PaSB (the “Bank”). Our Articles of Incorporation require directors to be divided into three classes, as nearly equal in number as possible, with one class standing for election at each annual meeting. Directors serve for terms of three years each or until their successors are elected and qualified. Three directors will be elected at the Annual Meeting.

The Board of Directors has nominated Robert F. Kastelic, Oliver D. Keefer and Donald J. Huber (collectively, the “Nominees”) for election as directors at the Annual Meeting to serve for terms of three years each or until their successors have been elected and qualified. The Nominees currently serve as directors of the Company. Each of the Nominees has agreed to serve, if elected.

The persons named as proxies in the enclosed proxy card intend to vote FOR the election of the Nominees, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should one or more of the Nominees withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote FOR the election of such persons as may be recommended by the Board of Directors. If there are no substitute nominees, the size of the Board of Directors may be reduced.

The following table sets forth each nominee’s, continuing director’s and executive officer’s name, positions with the Company, age, the year he or she first became a director, the year in which his or her current term as director will expire and the number of shares and percentage of the Common Stock he or she beneficially owned on the Record Date. The following table also sets forth, for all executive officers and directors as a group, the number of shares and the percentage of the Common Stock outstanding beneficially owned on the Record Date.

Name and Position	Age (1)	Year First Elected Director (2)	Current Term to Expire	Shares of Common Stock Beneficially Owned as of Record Date (3)		Percent of Class

BOARD NOMINEES FOR TERM TO EXPIRE IN 2013

Robert F. Kastelic Director	75	1990	2010	39,295	(4)	1.28%
Oliver D. Keefer Director	66	1987	2010	67,624		2.21%
Donald J. Huber Director	51	2005	2010	10,120		*

DIRECTORS CONTINUING IN OFFICE

Charles E. Nettrour Director	77	1987	2011	126,059	(4)(5)	4.10%
J. Robert Gales Director	74	1984	2011	126,975	(6)	4.13%
Richard G. Spencer Director, President and Chief Executive Officer	62	2001	2012	100,077	(7)	3.25%
Joanne Ross Wilder Director	66	1996	2012	21,540	(4)	*
Christopher S. Green Director, Chairman of the Board	60	2005	2012	14,694	(8)	*

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Michael A. Mooney Executive Vice President	55	—	—	58,197	(9)	1.89%
Lisa L. Griffith Chief Financial Officer	42	—	—	21,841		*
Sandra L. Lee Senior Vice President	47	—	—	31,317		1.02%
Anthony F. Rocco Senior Vice President	49	—	—	29,942	(10)	*

All directors, nominees and executive officers as a group (12 persons)				647,681		19.65%

_______________

*	Less than 1% of the Common Stock outstanding.
(1)	As of September 30, 2009.
(2)	Includes terms as a director of the Bank prior to the formation of the Company in 1993. All directors of the Company currently serve as directors of the Bank.
(3)

Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares. Includes shares of Common Stock which may be acquired within 60 days pursuant to the exercise of outstanding stock options. The amounts of such shares included above are as follows: J. Robert Gales – 28,300;

Christopher S. Green – 8,200; Donald J. Huber – 6,000; Robert F. Kastelic – 27,300; Oliver D. Keefer – 19,936; Charles E. Nettrour – 25,639; Richard G. Spencer – 37,486; Joanne Ross Wilder – 16,999; Michael A. Mooney – 29,730; Lisa L. Griffith – 13,937; Sandra L. Lee – 15,268; and Anthony F. Rocco – 21,416. Includes shares allocated to the ESOP accounts of the following persons: Richard G. Spencer (29,217 shares); Michael A. Mooney (16,301 shares); Lisa L. Griffith (6,975 shares); Sandra L. Lee (13,443 shares); and Anthony F. Rocco (7,575 shares).

(4)

Excludes 297,732 shares held under the ESOP for which such individual serves as an ESOP Trustee or as a member of the ESOP Committee. Such individuals disclaim beneficial ownership with respect to shares held in a fiduciary capacity.

(5)	Includes 44,650 shares owned by spouse.
(6)	Includes 48,304 shares owned solely by his spouse and 49,651 shares held by J. R. Gales & Associates Profit Sharing Plan.
(7)	Includes 16,456 shares owned jointly with his spouse, 14,986 shares owned by his spouse and 672 shares owned by his children.
(8)	Includes 3,892 shares owned by his spouse and 1,882 shares owned jointly with his spouse.
(9)	Includes 9,976 shares owned jointly with his spouse.
(10)	Includes 230 shares owned jointly with his spouse.

Biographical Information

The principal occupation during the past five years of each nominee, director and executive officer of the Company is set forth below.

Nominees For Director:

Robert F. Kastelic retired as the President and Chief Executive Officer of X-Mark/CDT, a precision metal manufacturer in Washington, Pennsylvania, in 2002.

Oliver D. Keefer is owner of Ralph E. Lane, P.C., certified public accountants in Zelienople, Pennsylvania.

Donald J. Huber is President of Allegheny Plywood Company, Inc., a building products supplier in Pittsburgh, Pennsylvania; a partner of Allegheny Panel Products, a manufacturer of industrial plywood in Pittsburgh, Pennsylvania; and a partner of APCO Management, a real estate acquisition firm in Pittsburgh, Pennsylvania.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FORTHE ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR.

Continuing Directors:

Charles E. Nettrour retired as the President and Chief Executive Officer of Martin & Nettrour, Incorporated, an insurance brokerage and consulting firm in Pittsburgh, Pennsylvania and also of Retirement Designs Unlimited, Inc., retirement plan specialists in Pittsburgh, Pennsylvania in 2006.

J. Robert Gales is President and owner of J.R. Gales & Associates, a civil engineering consulting firm in Pittsburgh, Pennsylvania.

Richard G. Spencer was appointed Chief Executive Officer of the Company and the Bank on January 1, 2003. Since January 1, 2001, Mr. Spencer had served as President and Chief Operating Officer of the Company and Bank. Prior to January 1, 2001, Mr. Spencer served as Chief Financial Officer and Treasurer of the Company and Bank.

Joanne Ross Wilder is President of Wilder & Mahood, P.C., a legal services firm in Pittsburgh, Pennsylvania.

Christopher S. Green is the managing partner of Green & Bridges, LLP, a public accounting firm headquartered in Carnegie, Pennsylvania. He is also a registered securities representative with Royal Alliance Associates, Inc. in Carnegie, Pennsylvania. He currently serves as President of the Carnegie Community Development Corporation.

Executive Officers Who Are Not Directors:

Michael A. Mooney is the Executive Vice President of the Company and Bank and the Chief Lending Officer and Sales Manager of the Bank.

Lisa L. Griffith has been Chief Financial Officer of the Company and Bank since March 2001. Previously, Ms. Griffith was Senior Assistant Vice President/Audit Manager of Parkvale Bank from January 2000 to March 2001 and was Vice President and Controller of the Bank from October 1996 to December 1999. Ms. Griffith is a certified public accountant.

Sandra L. Lee is the Senior Vice President Operations for the Bank, a position she has held since June 1997.

Anthony F. Rocco is the Senior Vice President Community Banking for the Bank, a position he has held since June 1997.

CORPORATE GOVERNANCE

Director Independence

The Board of Directors has determined that Directors J. Robert Gales, Christopher S. Green, Donald J. Huber, Robert F. Kastelic, Oliver D. Keefer, Charles E. Nettrour and Joanne Ross Wilder are independent under the independence standards of The Nasdaq Stock Market on which the Common Stock is currently listed. In determining the independence of directors, the Board of Directors considered the deposit and loan relationships which various directors have with Fidelity Bank and certain business relationships between Fidelity Bank and organizations in which certain directors have an interest. There are no members of the Audit Committee who do not meet the independence standards of The Nasdaq Stock Market for Audit Committee members and no members of the Audit Committee are serving under any exceptions to these standards.

Meetings and Attendance

During the fiscal year ended September 30, 2009, the Company’s Board of Directors held 13 meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and meetings of committees of which he or she was a member during the period of their service. The Company encourages directors to attend annual meetings of stockholders. Seven directors attended the 2009 Annual Meeting of Stockholders.

Committees of the Board of Directors

In addition to other committees, the Board of Directors maintains standing Audit and Compensation Committees.

Audit Committee. The Audit Committee is comprised of non-employee Directors Gales, Green, Huber, Kastelic, Keefer, Nettrour and Wilder. The Board of Directors has determined that each of the members of the Audit Committee is independent in accordance with the rules of The Nasdaq Stock Market and meets the requirements of The Nasdaq Stock Market for financial sophistication. The Board of Directors has adopted a written Audit Committee Charter which is reviewed on an annual basis. A current copy of the Audit Committee Charter isavailable on our website at www.fidelitybancorp-pa.com. The Audit Committee is a standing committee and reviews the records and affairs of the Company and the Bank to determine its financial condition, reviews with management and the independent auditors the systems of internal control, and monitors the Company’s and the Bank’s adherence in accounting and financial reporting to generally accepted accounting principles. The Audit Committee met five times during the 2009 fiscal year.

Compensation Committee. The Compensation Committee is comprised of Directors Gales, Green, Huber, Kastelic, Keefer, Nettrour and Wilder. This standing committee has the responsibility of reviewing the compensation paid by the Company and the Bank. The Compensation Committee also has responsibility for ensuring compliance with the executive compensation compliance rules and regulations required under the Emergency Economic Stabilization Act of 2008 (“EESA”) as amended by the American Recovery and Reinvestment Act of 2009 and related regulations issued by the U.S. Treasury Department and the Internal Revenue Service applicable to the Company based upon its receiving an investment of funds from the U.S. Treasury under the Capital Purchase Program in accordance with EESA. The Board of Directors has notadopted a charter for the Compensation Committee. The compensation of the Chief Executive Officer is recommended to the Board by a majority of the independent directors. The Chief Executive Officer is not present when his compensation is discussed. The Committee met five times during the 2009 fiscal year.

Audit Committee Financial Expert

The Board of Directors has determined that Mr. Green is an Audit Committee Financial Expert within the meaning of the regulations of the Securities and Exchange Commission. Mr. Green is independent within the meaning of the listing requirements of The Nasdaq Stock Market.

Director Nomination Process

The full Board of Directors acts as a nominating committee for the selection of management’s nominees for director. The Board of Directors believes that it is appropriate for the full Board of Directors to act as a nominating committee since a majority of the Board of Directors consists of persons who are independent as defined in the independence standards of The Nasdaq Stock Market and, by resolution of the Board of Directors, nominees must be recommended by a majority of the independent directors. The Board of Directors will consider candidates recommended by stockholders. The Board of Directors has not adopted a separate charter for when it acts as a nominating committee. The Board of Directors met one time as a Nominating Committee during fiscal year 2009.

The Board of Directors considers candidates for director suggested by its members, as well as by management and stockholders. The Board of Directors has not received any stockholder recommendations of director candidates for this annual meeting or otherwise. A stockholder who desires to recommend a prospective nominee for the Board should notify the Company’s Secretary or the Chairman of the Board in writing with whatever supporting material the stockholder considers appropriate. The Board also considers whether to nominate any person nominated pursuant to the provisions of the Company’s Articles of Incorporation relating to stockholder nominations, which is described under “Stockholder Proposals" below. The Board of Directors has the authority and ability to retain a search firm to identify or evaluate potential nominees if it so desires.

The Board of Directors has adopted a resolution setting forth the various criteria to consider in selecting individuals for nomination as a director including: (a) ensuring that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a “financial expert,” as that term is defined by the rules of the Securities and Exchange Commission), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with the Company’s business and industry, independence of thought and an ability to work collegially. The Board also may consider the extent to which candidates would fill a present need on the Board of Directors.

Once the Board of Directors has identified a potential nominee, the Board makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the Board with the recommendation of the prospective candidate, as well as the Board member’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others.

Communication with Board of Directors

Stockholders wishing to communicate with the Board of Directors or a member thereof should address their communications c/o Secretary, Fidelity Bancorp, Inc., 1009 Perry Highway, Pittsburgh, Pennsylvania 15237.

EXECUTIVE COMPENSATION

Summary Compensation Table. The following table sets forth the total compensation awarded to or earned during the last two fiscal years by our principal executive officer and by the two other most highly compensated executive officers (the “Named Executive Officers”).

Name and Principal Position	Year	Salary	Bonus		Stock Awards(1)	Option Awards(2)	All Other Compensation		Total

Richard G. Spencer President and Chief Executive Officer	2009 2008	$231,127 218,750	$	-- 30,000	$3,715 1,714	$6,330 8,304	$40,861 41,911	(3)	$282,033 300,679

Michael A. Mooney Executive Vice President and Chief Lending Officer	2009 2008	$169,493 161,250		$9,900 22,000	$2,653 1,224	$4,508 5,926	$22,478 25,677	(4)	$209,032 216,078

Lisa L. Griffith Senior Vice President and Chief Financial Officer	2009 2008	$118,132 112,250		$5,750 12,750	$2,123 980	$3,642 4,754	$9,683 8,823	(5)	$139,330 139,557

_______________

(1)

Based upon the amount recognized as expense for financial reporting purposes during the fiscal year. The value of restricted stock was based on the market price of the stock on the date of grant. Assumptions used in the calculation of these amounts are included in Note 13 to the Company’s audited financial statements included in the Annual Report on Form 10-K.

(2)

Based on the amount recognized as expense for financial reporting purposes during the fiscal year. The value of stock options was computed using the fair market value at the grant date under U.S. generally accepted accounting principles. Assumptions used in the calculation of these amounts are included in Note 14 to the Company’s audited financial statements included in the Annual Report on Form 10-K.

(3)

Figure given includes 401(k) match of $6,934, the value of personal use of a Company car of $7,921, supplemental medical insurance of $9,002, contribution to his ESOP account of $11,124 and country club dues of $5,880.

(4)	Figure given includes 401(k) match of $4,485, the value of personal use of a Company car of $4,637, supplemental medical insurance of $4,700, and contribution to his ESOP account of $8,656.
(5)	Figure given includes 401(k) match of $3,716 and contribution to her ESOP account of $5,967.

Outstanding Equity Awards at Fiscal Year End. The following table sets forth information on an award-by-award basis with respect to outstanding equity awards to the Named Executive Officers at fiscal year end. The Company does not have any stock awards outstanding.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested
Richard G. Spencer	4,024 3,159 5,123 5,989 4,840 4,801 3,500 2,333 425 --	-- -- -- -- -- -- -- 1,167 850 5,100	(1) (2) (3)	$8.23 7.43 11.06 14.27 21.35 22.91 18.87 18.64 13.06 6.23	12/31/2009 12/31/2010 12/31/2011 12/31/2012 12/31/2013 12/31/2011 12/31/2012 12/31/2013 12/31/2014 12/31/2015	350 735	(4) (5)	$2,230 4,682	(6) (6)

Michael A. Mooney	4,024 3,659 3,659 4,658 3,630 3,300 2,500 1,666 300 --	-- -- -- -- -- -- -- 834 600 3,600	(1) (2) (3)	$8.23 7.43 11.06 14.27 21.35 22.91 18.87 18.64 13.06 6.23	12/31/2009 12/31/2010 12/31/2011 12/31/2012 12/31/2013 12/31/2011 12/31/2012 12/31/2013 12/31/2014 12/31/2015	250 525	(4) (5)	$1,592 3,244	(6)(6)

Lisa L. Griffith	2,662 3,025 2,750 2,000 1,333 250 --	-- -- -- -- 667 500 3,000	(1) (2) (3)	$14.27 21.35 22.91 18.87 18.64 13.06 6.23	12/31/2012 12/31/2013 12/31/2011 12/31/2012 12/31/2013 12/31/2014 12/31/2015	200 420	(4) (5)	$1,274 2,675	(6) (6)

_______________

(1)	Options vest on December 31, 2009.
(2)	Options vest at the rate of 50% on December 31, 2009 and 50% on December 31, 2010.
(3)	Options vest in three equal installments beginning January 1, 2010.
(4)	Restricted stock awards vest in two equal installments beginning on December 31, 2009.
(5)	Restricted stock awards vest in three equal installments beginning on November 30, 2009.
(6)	Based on closing price of the common stock on September 30, 2009.

Retirement, Severance and Change-in-Control Arrangements. The Company has various arrangements with the Named Executive Officers pursuant to which they may become eligible for retirement benefits or payments in connection with a termination of their employment or a change in control of the Company.

Employment and Change-in-Control Agreements. We have entered into employment agreements with President and Chief Executive Officer Richard G. Spencer and Executive Vice President and Chief Lending Officer Michael A. Mooney. The employment agreements have a term of 36 months, and may be extended annually on the anniversary date for an additional twelve months, so that the remaining term shall be 36 months. If an agreement is not renewed, the agreement will expire two years following the anniversary date. The base salaries under the agreements shall be reviewed annually. In addition to base salaries, the agreements provide for, among other things, insurance benefits and participation in other employee and fringe benefits applicable to executive personnel. The agreements provide for termination of the employment of the executive by the Company for cause at any time.

The employment agreements provide for certain payments to the executives in the event the Company terminates the executive’s employment during the term of the agreement for reasons other than cause, disability, retirement or death, each as defined in the agreements. The executive or, in the event of death, his beneficiary would be entitled to severance pay in an amount equal to his base salary as of his date of termination and would also, for a period of twelve months or the date of the executive’s full-time employment by another employer, be entitled to continued participation in all group insurance, life insurance, health and accident, disability and other employee benefit plans, programs and arrangements at no cost to the executive. Upon a change in control of the Company, the executive would be entitled to an aggregate cash severance amount in a lump sum equal to 2.99 times the executive’s average annual compensation included in the executive’s gross income for the five taxable years ending before the date on which the date of termination occurs. In addition, the executive would also, for a period ending at the earlier of thirty-six months or the date of the executive’s full-time employment by another employer, be entitled to continued participation in all group insurance, life insurance, health and accident, disability and other employee benefit plans, programs and arrangements at no cost to the executive. The agreements provide that the executives will have any payments reduced by the amount necessary to avoid having an excess parachute payment under Section 280G of the Code. At September 30, 2009, Messrs. Spencer and Mooney would have been entitled to payments of $679,291 and $515,512, respectively, in the event of their termination in connection with a change in control. The Company, however, is prohibited from making severance payments to Messrs. Spencer and Mooney during the period in which it has received an investment under the TARP Capital Purchase Program.

We have entered into a change in control agreement with Senior Vice President Griffith. The change in control agreement provides for a term of 36 months, and may be extended annually on the anniversary date for an additional twelve months, so that the remaining term shall be 36 months. If an agreement is not renewed, the agreement will expire two years following the anniversary date. The change of control agreements provide that, in the event of the involuntary termination of her employment in connection with, or within twenty-four months after, any change in control of the Bank or Company, she shall be paid an amount equal to two hundred percent of the taxable compensation paid by the Bank to Ms. Griffith during the most recently completed calendar year prior to such termination of employment or the date of change in control, whichever is greater. In addition, the agreements provide for continued participation in the Bank’s medical and dental insurance plans for a period of one year. In addition, Ms. Griffith may voluntarily terminate her employment within twelve months following a change in control and be entitled to receive the payments and benefits described above. The agreement provides that Ms. Griffith will have any payments reduced by the amount necessary to avoid having an excess parachute payment under Section 280G of the Code. At September 30, 2009, Ms. Griffith would have been entitled to a payment of $225,175 in the event of her termination in connection with a change in control. The Company, however, is prohibited from making severance payments to Ms. Griffith during the period in which it has received an investment under the TARP Capital Purchase Program.

Emergency Economic Stabilization Act Limitations.In connection with the Company’s sale of $7.0 million in Fixed Rate Cumulative Perpetual Preferred Stock, Series B, to the U.S. Department of Treasury under its Capital Purchase Program, our Chief Executive Officer, Chief Financial Officer and our three most highly compensated senior executive officers (the “SEOs”) voluntarily executed SEO Waiver Forms and SEO Letter Agreements. By executing these documents, the SEOs waived any claims they may have as individuals against the U.S. Department of Treasury as a result of modifications to their existing compensation arrangements that are made or will be made in order to be in compliance with Section 111 of the Emergency Economic Stabilization Act of 2008 (“EESA”) and any amendments and applicable Treasury regulations that may be issued from time to time.

Such modifications on executive compensation matters agreed to by the Company and the SEOs include (i) ensuring that incentive compensation for the SEOs do not encourage unnecessary and excessive risks that threaten our value; (ii) requiring a “clawback” of any bonus or incentive compensation paid to an SEO based on statements of earnings, gains or other criteria that are later proven to be materially inaccurate; (iii) limiting severance payments to SEOs as required under Section 111 associated with terminations of employment not related to a change in control transaction and (iv) agreeing that the Company would not deduct for tax purposes executive compensation in excess of $500,000 in a tax year for each SEO.

Section 111 of EESA was amended in its entirety with the enactment of the American Recovery and Reinvestment Act of 2009 (“ARRA”) on February 17, 2009. In accordance with the provisions of ARRA, no severance payments may be made to the SEOs during the period that the U.S. Treasury holds its equity investment in the Company (other than any warrants previously issued). In addition for companies, like the Company, receiving an investment of less than $25 million from the U.S. Treasury, no bonus, retention or incentive compensation may be paid to the most highly compensated employee, except for such compensation in the form of long-term restricted stock that does not fully vest during the period that the U.S. Treasury holds its equity investment in the Company, has a value not greater than one-third of the total amount of annual compensation of the employee receiving the stock, and other terms and conditions as the Treasury Secretary may determine are in the public interest. The Treasury has issued Interim Final regulations to assist in complying with these new requirements under Section 111 of EESA, as amended by ARRA. The Compensation Committee may find it necessary to make certain modifications to the compensation opportunity for some or all of the SEOs and other highly compensated company personnel based upon the Interim Final Regulations issued by the U.S. Treasury on June 15, 2009 related to executive compensation restrictions and limitations applicable to recipients of an investment under the Capital Purchase Program.

Pension Benefits. We maintain a Supplemental Executive Retirement Plan (“SERP”) for selected officers, including the Named Executive Officers. The SERP provides the participants with a target retirement benefit at age 65 of 70% of the final projected base salary in effect at that time, reduced by estimated Social Security payments to be received and the value of the other Company-sponsored retirement plans, the 401(k) Savings Plan and the ESOP. Benefits are payable for a 15-year period. The executive becomes vested and eligible for an early retirement benefit at the later of attaining age 55 or completing 15 years of service. Messrs. Spencer and Mooney are currently vested and eligible for an early retirement benefit of $43,091 and $28,401, respectively, payable annually for 15 years. Annual benefits payable to Messrs. Spencer and Mooney and Ms. Griffith upon their normal retirement are $70,000, $84,000 and $60,000, respectively. The SERP also provides for a lump sum payment to the Named Executive Officers upon a change in control. As of September 30, 2009, the amounts payable under such an occurrence to Messrs. Spencer and Mooney, and Ms. Griffith are $484,198, $268,065 and $46,261, respectively.

401(k) Plan. The Bank sponsors a defined contribution 401(k) Plan pursuant to which eligible employees may contribute up to the maximum amount allowed by law annually. The 401(k) Plan is open to all employees over the age of 21 with more than one year of service. The Bank matches employee contributions 50% up to the first 6% of salary with a maximum of 3%, with a minimum of 2%

contributed by the Bank for all employees enrolled in the Plan. Employees may invest their 401(k) Plan account balances in various mutual funds. Employees are immediately vested in their plan contributions and in matching contributions made by the Bank. Participating employees may begin receiving distributions from their 401(k) Plan account on their retirement at age 59½ and must begin receiving distributions at age 70.

Stock Compensation and Stock-Based Incentive Plans. Under the Company’s various Stock Compensation and Stock Based Incentive Plans, all plan share awards become vested and non-forfeitable upon a termination of employment in connection with death or disability or upon a change in control of the Company. At September 30, 2009, Messrs. Spencer and Mooney and Ms. Griffith had unvested options to acquire 7,117, 5,034 and 4,167 shares, respectively, and 1,085, 775 and 620 shares, respectively, of unvested restricted stock awards which had an aggregate value of $6,911, $4,937 and $3,949, respectively, based on the last closing price of the Common Stock on that date and which would vest immediately upon their termination of employment in connection with their death or disability or a change in control.

Employee Stock Ownership Plan. The Company maintains an employee stock ownership plan for the exclusive benefit of participating employees. Participating employees are employees who have completed one year of service and have attained the age of 21. The ESOP is funded by contributions made by the Company in cash or Common Stock. Benefits may be paid either in shares of the Common Stock or in cash. The ESOP has previously borrowed funds from the Company to finance the acquisition of shares of the Common Stock. Shares purchased with loan proceeds are held in a suspense account for allocation among participants as the loan is repaid. Contributions to the ESOP and shares released from the suspense account are allocated among participants on the basis of total compensation. All participants must be employed at least 1,000 hours in a plan year, or have terminated employment following death, disability or retirement, in order to receive an allocation. Participant benefits become fully vested in plan allocations following five years of service. Employment before the adoption of the employee stock ownership plan is credited for the purposes of vesting. At September 30, 2009, Messrs. Spencer and Mooney, and Ms. Griffith had 29,217, 16,301 and 6,975 shares, respectively, and cash with an aggregate value of $32,563, $18,797 and $8,443, respectively, credited to their respective accounts in the ESOP and are each fully vested.

DIRECTOR COMPENSATION

Set forth below is a table providing information concerning the compensation of the directors of Fidelity Bancorp, Inc. who are not Named Executive Officers for the last completed fiscal year (2009).

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards (2)		All Other Compensation		Total

J. Robert Gales	$29,660	$2,123	$3,925	(3)	$--		$35,708
Christopher S. Green	35,020	2,123	3,785	(4)	--		40,928
Donald J. Huber	29,660	2,123	3,586	(5)	--		35,369
Robert F. Kastelic	27,820	2,123	3,925	(6)	--		33,868
Oliver D. Keefer	30,120	2,123	3,925	(7)	--		36,168
Charles E. Nettrour	30,020	2,123	3,925	(8)	--		36,068
Joanne Ross Wilder	29,850	2,123	3,925	(9)	--		35,898
William L. Windisch *	22,654	5,879	3,457	(10)	40,967	(11)	72,956

(footnotes on following page)

______________

*	Mr. Windisch passed away on March 13, 2009.
(1)

Reflects amounts recognized as expense for financial reporting purposes during the fiscal year. The value of restricted stock is based on the market price of the stock on the date of grant. All grants vest pro-rata over three years from the date of grant.

(2)

Reflects expense recognized in accordance with U.S. generally accepted accounting principles related to grants of stock options under the 2005 Stock-Based Incentive Plan made to each non-employee director. All grants vest pro rata over three years from the date of grant. All non-employee directors, except Mr. Green and Mr. Huber, received grants of 3,000 stock options on December 31, 2005. Mr. Green received a grant of 2,500 stock options on December 31, 2005. Mr. Huber received grants of 2,000 stock options on November 15, 2005 and 500 stock options on December 31, 2005. All non-employee directors received grants of 2,000 stock options on December 31, 2006, 750 stock options on December 31, 2007 and 3,000 stock options on December 31, 2008. The full grant date fair value of the awards is set forth below.

Name	Nov. 15, 2005	Dec. 31, 2005	Dec. 31, 2006	Dec. 31, 2007	Dec. 31, 2008	Total

J. Robert Gales	$—	$10,080	$6,620	$1,230	$1,874	$19,804
Christopher S. Green	—	8,400	6,620	1,230	1,874	18,124
Donald J. Huber	6,500	1,680	6,620	1,230	1,874	17,904
Robert F. Kastelic	—	10,080	6,620	1,230	1,874	19,804
Oliver D. Keefer	—	10,080	6,620	1,230	1,874	19,804
Charles E. Nettrour	—	10,080	6,620	1,230	1,874	19,804
Joanne Ross Wilder	—	10,080	6,620	1,230	1,874	19,804
William L. Windisch	—	10,000	6,620	1,230	1,874	19,804

(3)	The individual held 26,383 vested and 4,167 unvested stock options at September 30, 2009.
(4)	The individual held 6,283 vested and 4,167 unvested stock options at September 30, 2009.
(5)	The individual held 4,083 vested and 4,167 unvested stock options at September 30, 2009.
(6)	The individual held 25,383 vested and 4,167 unvested stock options at September 30, 2009.
(7)	The individual held 18,019 vested and 4,167 unvested stock options at September 30, 2009.
(8)	The individual held 23,722 vested and 4,167 unvested stock options at September 30, 2009.
(9)	The individual held 15,082 vested and 4,167 unvested stock options at September 30, 2009.
(10)	The individual held 30,784 vested and 0 unvested stock options at September 30, 2009.
(11)

Represents $5,846 as the value of a personal use of a company car, $4,122 in medical expenses reimbursed through supplemental health insurance, $4,657 in health insurance premiums, $2,404 in gross-up tax reimbursement for the value of split-dollar life insurance included in compensation, 401(k) match of $438 and $23,500 per year in payments made under a SERP. The SERP payments were effective upon Mr. Windisch’s retirement in December 2002 and provide for payments to Mr. Windisch, or his beneficiary, for fifteen years through December 31, 2017.

Board Fees.Each director of the Company is also a director of the Bank. During fiscal 2009, non-employee directors of the Company, except Mr. Green, received an annual stipend of $17,140. No fees are paid by the Company for attending Board or Committee meetings of the Company, although such meetings are generally held in conjunction with comparable meetings of the Bank for which fees are paid. Directors of the Bank receive $460 for each regular or special Board or committee meeting attended. The Chairman of the Audit Committee receives an additional $500 for each meeting of that committee attended, the Chairman of the Compensation Committee receives an additional $250 for each meeting of that committee attended, and the chairmen of the other committees receive an additional $100 per meeting attended. Mr. Green receives $23,140 annually for his service as Chairman of the Company and Bank. Employee directors receive no director fees. For the fiscal year ended September 30, 2009, the Company paid a total of $227,851 in director fees.

PROPOSAL II - ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

Section 111 of the Emergency Economic Stabilization Act of 2008, as amended by the American Recovery and Reinvestment Act of 2009, requires the Company to permit an annual non-binding shareholder vote on the compensation of the Company’s Named Executive Officers, as described in its proxy statement during the period in which any obligation arising from the Company’s participation in the TARP Capital Purchase Program remains outstanding.

This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s shareholders the opportunity to endorse or not endorse the Company’s executive pay program and policies through the following resolution:

“Resolved, that the shareholders approve the compensation of the Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in the compensation tables and any related material in this proxy statement.”

As provided in the Act, this vote will not be binding on the Board of Directors and may not be construed as overruling a decision by the Board nor to create or imply any additional fiduciary duty by the Board.  The Compensation Committee, however, may take into account the outcome of the vote when considering future executive compensation arrangements.

In voting to approve the above resolution, shareholders may vote for the resolution, against the resolution or abstain from voting.  This matter will be decided by the affirmative vote of a majority of the votes cast at the Annual Meeting.  On this matter, abstentions will have no effect on the voting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.

RELATED PARTY TRANSACTIONS

The Bank offers loans to its directors, officers and employees in accordance with written policies. In accordance with these policies, all loans to directors and executive officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates, collateral and application fees, as those prevailing at the time for comparable loans with persons not related to the Bank and did not involve more than the normal risk of collectibility or present other unfavorable features. All such loans are approved in advance by the Board of Directors with any interested director abstaining.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

S.R. Snodgrass, A.C. served as the Company’s independent auditors for the last fiscal year and the Board of Directors has appointed S.R. Snodgrass, A.C. to serve as the Company’s independent auditors for the current fiscal year. The engagement of S.R. Snodgrass, A.C. was approved in advance by the Audit Committee of the Board of Directors. A representative of S.R. Snodgrass, A.C. is expected to attend the Annual Meeting and therefore will have an opportunity to make a statement and will be available to respond to appropriate questions from shareholders.

On March 19, 2008, the Company’s Board of Directors approved the dismissal of Beard Miller Company LLP (“Beard Miller”) as the Company's independent certifying accountant. Beard Miller’s report on the Company's consolidated financial statements for the two fiscal years ended September 30, 2007 and 2006, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended September 30, 2007 and 2006, as well as the interim period through their dismissal, there were no disagreements or “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K between the Company and Beard Miller on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Beard Miller, would have caused them to make a reference to the subject matter of the disagreements or reportable events in connection with its reports.

Fees paid to the Company’s principal accountant for each of the last two fiscal years are set forth below:

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2009	$83,450	$—	$9,250	$—
2008	88,391	1,540	11,792	—

Audit Fees include fees billed (or estimated to be billed) by the Company’s independent auditors for professional services rendered for the audit of the Company’s annual financial statements and reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q or services normally provided in connection with statutory and regulatory filings, including out-of-pocket expenses.

Audit-Related Fees include fees billed by the Company’s independent auditors for assurance and related services that are reasonably related to the performance of audit or review services but not included in Audit Fees including assistance with implementation of Section 404 of the Sarbanes-Oxley Act of 2002.

Tax Fees primarily include fees associated with tax audits, tax compliance, tax consulting, as well as tax planning, including out-of-pocket expenses. This category also includes services related to tax disclosure and filing requirements.

All Other Fees are fees billed for professional services other than those listed under Audit Fees, Audit-Related Fees and Tax Fees. Such services consisted of research and consultation on strategic issues.

The Audit Committee has pre-approved all audit and non-audit services provided by the independent auditor and has not adopted pre-approval procedures for this purpose. No portion of non-audit fees during the past two years were approved pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

AUDIT COMMITTEE REPORT

Review of Audited Financial Statements with Management. The Audit Committee reviewed and discussed the audited financial statements for the fiscal year ended September 30, 2009 with the management of the Company.

Review of Financial Statements and Other Matters with Independent Accountant. The Audit Committee discussed with S.R. Snodgrass, A.C. (“Snodgrass”) the Company’s independent accountants, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has received the written disclosures and the letter from Snodgrass required by applicable requirements of the Public Company Accounting Oversight Board regarding Snodgrass’s communications with the Audit Committee concerning independence, and has discussed with Snodgrass its independence.

Recommendation that Financial Statements be Included in Annual Report. Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2009, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE:

Christopher S. Green, Chairman

J. Robert Gales

Donald J. Huber

Robert F. Kastelic

Oliver P. Keefer

Charles E. Nettrour

Joanne Ross Wilder

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers to file with the Securities and Exchange Commission reports of their beneficial ownership and changes in their beneficial ownership of equity securities of the Company and to furnish the Company with copies of such reports. To the best of the Company’s knowledge, all of the filings by the Company’s directors and executive officers were made on a timely basis during the 2009 fiscal year, except for the late filing of one Form 4 each by Christopher S. Green and Oliver D. Keefer.The Company is not aware of any beneficial owners of more than ten percent of its Common Stock.

STOCKHOLDERS SHARING A SINGLE ADDRESS

Only one copy of this proxy statement and the accompanying annual report to stockholders is being delivered to multiple stockholders sharing an address unless the Company has previously received contrary instructions from one or more of such shareholders. On written or oral request to the Secretary at Fidelity Bancorp, Inc., 1009 Perry Highway, Pittsburgh, Pennsylvania 15237 (412) 367-3300, the Company will deliver promptly a separate copy of this proxy statement and the Annual Report to a shareholder at a shared address to which a single copy of the documents was delivered. Shareholders sharing an address who wish, in the future, to receive separate copies or a single copy of our proxy statements and annual reports should provide written or oral notice to the Secretary at the address and telephone number set forth above.

STOCKHOLDER PROPOSALS

In order to be considered for inclusion in the Company’s proxy statement for the annual meeting of stockholders to be held in 2011, all stockholder proposals must be submitted to the Secretary at the Company’s executive office, 1009 Perry Highway, Pittsburgh, Pennsylvania 15237 on or before September 10, 2010. Under the Company’s bylaws, in order to be considered for possible action by stockholders at the 2011 annual meeting of stockholders, stockholder nominations for director and stockholder proposals not included in the Company’s proxy statement must be submitted to the Secretary of the Company, at the address set forth above, no later than December 12, 2010.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

The Company’s 2009 Annual Report to Stockholders accompanies this proxy statement. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference. The Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2009, as filed with the Securities and Exchange Commission, will be furnished without charge to stockholders as of the Record Date upon written request to the Secretary, Fidelity Bancorp, Inc., 1009 Perry Highway, Pittsburgh, Pennsylvania 15237.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Annie G. McGrath

ANNIE G. MCGRATH
SECRETARY

Pittsburgh, Pennsylvania

January 8, 2010

FIDELITY BANCORP, INC.

/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE

ANNUAL MEETING OF SHAREHOLDERS

FEBRUARY 9, 2010

The undersigned hereby appointed the Board of Directors of Fidelity Bancorp., Inc. (the “Company”), with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the Perrysville Branch of Fidelity Bank, PaSB, 1009 Perry Highway, Pittsburgh, Pennsylvania on Tuesday, February 9, 2010, at 5:00 p.m., eastern time (the “Annual Meeting”), and at any and all adjournments thereof, as follows:

With-      For All

For        Hold        Except

1.     The election as directors          ☐           ☐             ☐

of the nominees listed below

(except as marked to

contrary):

Robert F. Kastelic

Oliver D. Keefer

Donald J. Huber

INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark “FOR ALL EXCEPT” and insert that nominee’s name on the lines provided below.

____________________________________________________

____________________________________________________

FOR    AGAINST  ABSTAIN

2.     The approval of a                      ☐             ☐                 ☐

non-binding advisory

resolution on executive

compensation

PLEASE CHECK BOX IF YOU PLAN TO ATTEND > ☐

THE ANNUAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

THE SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE LISTED NOMINEES AND FOR PROPOSAL 2. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING

Please be sure to sign and date This proxy card in the box below.	Date

Stockholder sign above	Co-holder (if any) sign above

^ Detach above card, sign, date and mail in postage-paid envelope provided. ^

FIDELITY BANCORP, INC.

1009 PERRY HIGHWAY • PITTSBURGH, PENNSYLVANIA 15237

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournments thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the notice of annual meeting of stockholders, a proxy statement dated January 8, 2010, and an annual report to stockholders for the 2009 fiscal year.

Please sign exactly as your name appears on the envelope in which this proxy was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY

IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.